UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2006

POWER EFFICIENCY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31805	22-3337365
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

3960 Howard Hughes Pkwy, Suite 460, Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 697-0377

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03	Creation of a Direct Financial Obligation

On May 19, 2006, the Registrant entered into a financing transaction in which the Registrant increased its outstanding $1,000,000 convertible, secured note (the “Note”) to EMTUCK, LLC (“EMTUCK”), in which the managing member is a management company wholly owned and controlled by the Registrant’s CEO, to $1,500,000. The Registrant’s CEO is the beneficial owner of 50% of EMTUCK. The Note bears interest of 10.75% per annum, with interest payments due quarterly, beginning July 19, 2006. The Note’s principal becomes due on January 19, 2007 (the “Maturity Date”). The Registrant can draw on the note, in increments of up to $200,000, and interest is calculated only on the outstanding principal drawn. The Note is secured by a first lien and security interest in all of the Registrant’s accounts receivable and inventory now or hereafter acquired, and a second lien and security interest in all other collateral, subordinate to the existing lien and security interest in favor of Pali Capital Corporation as representative of the holders of promissory notes of the Registrant in the aggregated principal amount of $1,464,806 due October 26, 2006, and $125,000 due February 24, 2007 (the “Pali Notes”). In the event of default (as defined in the note), EMTUCK may upon written notice to the Registrant elect to declare the entire principal amount of the Note then outstanding together with accrued and unpaid interest thereon due and payable. Upon receipt of such notice, the Registrant shall have seven (7) business days to cure the event of default and if uncured on the eighth (8) business day, all principal and accrued interest shall become immediately due and payable.

Item 3.02	Unregistered Sale of Equity Securities

The individual beneficial owners of EMTUCK were issued, in aggregate, 755,210 warrants (the “Warrants”) in conjunction with the Note, with an exercise price of $0.32 per share. 546,876 Warrants will vest immediately, with the remaining 208,334 warrants vesting equally over eight (8) months so long as any principal amount remains outstanding. The Warrants will have a cashless exercise provision and will have a 5 year term. If after the date of issuance of the Warrants, the Registrant files a registration statement under the Securities Act of 1933, or amends an existing registration statement, in either case, the Registrant will use its best efforts to include the shares issuable on exercise of the Warrants in such registration statement or amended registration statement.

Item 9.01.	Exhibits

Description of Document
10.1	Interim Financing Agreement with EMTUCK, LLC Dated April 18, 2006, incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on April 24, 2006

10.2	Promissory Note granted to EMTUCK, LLC dated May 19, 2006, filed herewith

10.3	Security Agreement with EMTUCK, LLC dated April 19, 2006, incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on April 24, 2006

10.4	Form of warrant, filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER EFFICIENCY CORPORATION
(Registrant)

By:	/s/ Steven Strasser
Steven Strasser, CEO

Date: May 26, 2006